Exhibit 23.1

                        INDEPENDENT AUDITORS' CONSENT

The Board of Directors
FNB Corp.

We consent to the use of our report incorporated herein by reference.

                                         /s/ KPMG LLP
                                             KPMG LLP

Greenville, South Carolina
January 31, 2001